UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 3, 2018

GORES HOLDINGS II, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37979	81-3563824
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9800 Wilshire Blvd. Beverly Hills, CA	90212
(Address of principal executive offices)	(Zip Code)

(310) 209-3010
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                       Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                       Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☒                     Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐                       If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01              Regulation FD Disclosure

Attached as Exhibit 99.l to this Current Report and incorporated into this Item 7.01 by reference is the investor presentation dated October 3, 2018 that will be used by Gores Holdings II, Inc. (the “Company”) in making presentations to certain existing and potential stockholders of the Company with respect to the transactions contemplated by that certain Agreement and Plan of Merger, dated as of June 21, 2018 (as amended, the “Merger Agreement”), entered into by the Company, Greenlight Holding II Corporation (“Greenlight”) and the other parties thereto.

The information in this Current Report and Exhibit 99.1 attached hereto is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings.  This Current Report will not be deemed an admission as to the materiality of any of the information in this Item 7.01, including Exhibit 99.1.

Additional Information about the Transactions and Where to Find It

The Company has filed with the Securities and Exchange Commission (“SEC”) a definitive proxy statement in connection with the proposed transactions contemplated by the Merger Agreement, and has commenced the mailing of the definitive proxy statement and other relevant documents to its stockholders as of the record date, which is September 24, 2018.  The definitive proxy statement contains important information about the proposed transactions contemplated by the Merger Agreement and the other matters to be voted upon at a meeting of stockholders to be held to approve the proposed transactions contemplated by the Merger Agreement and other matters (the “Special Meeting”).  Company stockholders and other interested persons are advised to read the definitive proxy statement in connection with the Company’s solicitation of proxies for the Special Meeting because the proxy statement contains important information about the proposed transactions.  Company stockholders may also  obtain copies of the proxy statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Gores Holdings II, Inc., 9800 Wilshire Boulevard, Beverly Hills, CA 90212, attention: Jennifer Kwon Chou (email: jchou@gores.com).

Participants in Solicitation

The Company and its directors and officers may be deemed participants in the solicitation of proxies of Company stockholders in connection with the proposed transactions.  Company stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of the Company in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on March 14, 2018.  Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Company stockholders in connection with the proposed transactions contemplated by the Merger Agreement and other matters to be voted upon at the Special Meeting are set forth in the definitive proxy statement for the proposed transaction.

Forward Looking Statements

This Current Report may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning the Company’s or Greenlight’s possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities and the effects of regulation, including whether this transaction will generate returns for stockholders. These forward-looking statements are based on the Company’s or Greenlight’s management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s or Greenlight’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (a) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the proposed transactions contemplated thereby; (b) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of the Company or other conditions to closing in the Merger Agreement; (c) the ability to meet Nasdaq’s listing standards following the consummation of the transactions contemplated by the Merger Agreement; (d) the inability to complete the private placement of Class A common stock of the Company as contemplated by the Merger Agreement; (e) the risk that the proposed transactions disrupt current plans and operations of Greenlight or its subsidiaries as a result of the announcement and consummation of the transactions described herein; (f) the ability to recognize the anticipated benefits of the proposed transactions, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (g) costs related to the proposed transactions; (h) changes in applicable laws or regulations; (i) the possibility that Greenlight may be adversely affected by other economic, business, and/or competitive factors; and (j) other risks and uncertainties indicated from time to time in the final prospectus of the Company, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by the Company.  You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.  The Company and Greenlight undertake no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Forward-looking statements included in this Current Report speak only as of the date of this Current Report. Neither the Company nor Greenlight undertakes any obligation to update its forward-looking statements to reflect events or circumstances after the date of this release. Additional risks and uncertainties are identified and discussed in the Company’s reports filed with the SEC and available at the SEC’s website at www.sec.gov.

Disclaimer

This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01 Exhibits

(d) Exhibits

Exhibit Number	Exhibit

99.1	Investor Presentation of the Company dated October 3, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gores Holdings II, Inc.

Date: October 3, 2018	By:	/s/ Andrew McBride
	Name:	Andrew McBride
	Title:	Chief Financial Officer
and Secretary